United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Hermes Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/20

Date of Reporting Period: 11/30/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2020

Share Class | Ticker	A | CAPAX	B | CAPBX	C | CAPCX
	F | CAPFX	R | CAPRX	Institutional | CAPSX

Federated Hermes Capital Income Fund
(formerly, Federated Capital Income Fund)
Fund Established 1988

A Portfolio of Federated Hermes Income Securities Trust
(formerly, Federated Income Securities Trust)
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2019 through November 30, 2020.
While Covid-19 continues to present challenges to our lives, families and businesses, I want you to know that Federated Hermes remains dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Capital Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2020, was 8.57% for Class A Shares, 7.51% for Class B Shares, 7.53% for Class C Shares, 8.44% for Class F Shares, 8.37% for Class R Shares and 8.84% for Institutional Shares. The 8.84% total return of the Institutional Shares consisted of 4.65% in price appreciation and 4.19% in reinvested dividends. The total return of the Russell 1000® Value Index (R1000V) was 1.72% for the same period. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI) returned 7.17%, the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) returned 3.94% and the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) returned 6.53%. Weighting these benchmarks (40% R1000V, 20% BBHY2%ICI, 20% BBMB and 20% BBEMAI), the blended benchmark (Blended Index)1 return was 4.90% for the reporting period. The total return of the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50),2 a peer group for the Fund, was 8.02% for the same period. The Fund’s and M30-50’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of any index.
The Fund’s investment strategy focused on income-earning investments, specifically income producing equity securities and credit-sensitive fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for fixed income to achieve the Fund’s primary current income investment objective and secondary capital appreciation investment objective. These were the most significant factors affecting the Fund’s performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
The outbreak and spread of the Covid-19 virus in the 1st quarter of 2020 significantly disrupted an otherwise healthy U.S. economy, resulting in significant market volatility. Fear and uncertainty in the early days of the outbreak drove investor sentiment to growth companies. During the reporting period, stocks of larger companies and growth companies fared better than value stocks, with strong gains for broad U.S. equity indices like the S&P 500 Index3 and slightly positive returns for the R1000V. The stock market underwent a significant sell-off during the first quarter of 2020 due to the coronavirus pandemic and value stocks were hit particularly hard. The Federal Reserve (the “Fed”) lowered interest rates and provided stimulus packages that helped cushion the downturn on businesses and individuals. The R1000V
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produced positive performance in the 2nd and 3rd quarters but lagged that of the broad equity market and large growth, as both fiscal and monetary stimulus poured into the economy and signs of the economy reopening emerged. Large value outperformed the broad market and large growth in September, October and November. The removal of the Presidential election overhang at the beginning of November coupled with the Pfizer vaccine announcement the following week unleashed a large November rally and rotation into value stocks.
The S&P 500 returned 17.46% for the reporting period. During this time, growth stocks significantly outperformed value stocks. The S&P 500’s performance in the Information Technology, Consumer Discretionary and Communication Services sectors outweighed weaker performance in the Energy, Financials and Real Estate sectors.
U.S. Treasury yields ended the reporting period with a steeper curve with short rates, as measured by the 2-year U.S. Treasury yield, falling 152 basis points and long rates, as measured by the 10-year U.S. Treasury yield, falling 94 basis points. The Covid-19 pandemic caused the Fed to cut rates to a range of 0-0.25% as well as restart asset purchases, which resulted in the yield curve steepening during the reporting period due to short-term interest rates falling faster than long-term rates and a corresponding higher spread between the two rates.
PORTFOLIO ALLOCATION
During the reporting period, the Fund’s portfolio was allocated primarily between dividend-paying4 stocks and fixed-income securities in a manner reflecting the Fund’s primary investment objective of current income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund’s ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and equities. The allocation at the end of the reporting period was 54.9% fixed-income securities and 45.1% equities. Relative to the Blended Index, the overweight equity allocation had a negative effect on Fund performance. During the reporting period, the Fund used various types of derivative instruments5 including options, equity futures, credit default swaps and interest rate futures to manage the Fund’s duration and to protect the Fund from volatile market conditions. Credit default swaps contributed 0.06%, equity options detracted -0.22%, equity futures detracted -0.31%, and interest rate futures detracted -0.64% to the Fund’s performance for the reporting period.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned primarily within a diversified10 portfolio of dividend-paying securities with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continued to pursue current income and long-term growth of income by
Annual Shareholder Report

investing in stocks of market-leading companies across all equity sectors. During the reporting period, the equity component of the portfolio significantly outperformed the R1000V.
Both stock selection and sector allocation contributed positively to the overall performance of the Fund relative to the R1000V during the reporting period. Positive stock selection in the Information Technology, Consumer Discretionary and Health Care sectors contributed to performance while partially offset by negative stock selection in the Industrials and Communication Services sectors. An overweight position in the Information Technology and Consumer Discretionary sectors and an underweight position in the Financials sector contributed to the Fund’s performance while partially offset by the underweight in the Materials sector.
SECTOR AND SECURITY SELECTION–BOND6
During the reporting period, the total return of the high-yield7 benchmark (BBHY2%ICI) and the emerging-market8 benchmark (BBEMAI) outperformed the Fund’s fixed-income blended benchmark while the mortgage9 benchmark (BBMB) underperformed due primarily to the strong rebound of credit after the Covid-19 sell-off in the first quarter of 2020. The Fed’s stepping in to buy bonds and multiple fiscal packages from Congress removed the worst case scenarios as the government in effect provided a bridge loan to the economy. The income from both the high-yield and emerging-market sectors contributed to the Fund’s primary objective of current income. During the reporting period, the fixed-income component of the portfolio outperformed the Fund’s fixed-income blended benchmark.
Sector positioning was the largest contributor to performance. The portfolio was positioned with an underweight to high yield, a slight underweight to emerging markets and an overweight to investment-grade securities.11 The overweight to investment-grade securities drove the positive contribution to sector performance and timely allocation changes to emerging markets also had a positive contribution. The high yield underweight partially offset the positive performance as credit bounced back strongly in the 2nd half of the reporting period and the portfolio remained underweight. The management of the Fund’s duration, which was neutral to the benchmark duration over the course of the reporting period, detracted from performance as some tactical shifts did not work out while the Fund’s yield curve positioning was a slight contributor to Fund performance. Security selection was a positive contributor to Fund performance with strong security selection in high yield being partially offset with negative selection in emerging markets.
Annual Shareholder Report

1
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index. At the end of the reporting period, the Fund’s investment adviser elected to change the emerging market component of the Blended Index from the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) to the Bloomberg Barclays Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BBEMSAE). The BBEMSAE is more reflective of the emerging market component of the Fund’s investment strategies.
2
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the M30-50.
3
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500, the Fund’s broad-based securities market index.
4
There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7
High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
8
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9
The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
10
Diversification does not assure a profit nor protect against loss.
11
Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Capital Income Fund from November 30, 2010 to November 30, 2020, compared to the Standard & Poor’s 500 Index (S&P 500),2,3 a broad-based securities market index, a blend of indexes comprised of 40% Russell 1000® Value Index (R1000V)/20% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/20% Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (BBHY2%ICI)/20% Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Old Blended Index”),2,3 a blend of indexes comprised of 40% R1000V/20% Bloomberg Barclays Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BBEMSAE)/20% BBHY2%ICI/20% BBMB (the “New Blended Index”)4 and the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50).5 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2020
■ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	2.63%	4.59%	5.25%
Class B Shares	2.01%	4.58%	5.21%
Class C Shares	6.53%	4.95%	5.04%
Class F Shares	6.36%	5.54%	5.74%
Class R Shares[6]	8.37%	5.56%	5.64%
Institutional Shares[7]	8.84%	6.05%	6.04%
S&P 500	17.46%	13.99%	14.19%
Old Blended Index	4.90%	7.02%	7.66%
New Blended Index	4.49%	6.95%	7.74%
M30-50	8.02%	6.15%	6.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Old Blended Index, New Blended Index and M30-50 have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.

The S&P 500, Old Blended Index and New Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that
Annual Shareholder Report

measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The R1000V measures the performance of the large-cap value segment of the U.S. equity universe.

The BBEMSAE is the emerging markets debt component of the Bloomberg Barclay U.S. Universal Bond Index and is generally at least 80% noninvestment-grade. At the end of the reporting period, the Fund’s investment adviser elected to change the emerging market component of the Blended Index (Old Blended Index to New Blended Index) from the BBEMAI to the BBEMSAE. The BBEMSAE is more reflective of the emerging market component of the Fund’s investment strategies. The BBEMSAE is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.

The Fund’s R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund’s R class for each year for which the Fund’s R class expenses would have exceeded the actual expenses paid by the Fund’s A class. Additionally, the performance shown has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the R class.
7
The Fund’s Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund’s A class. The performance of the A class has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2020, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	43.4%
Domestic Fixed-Income Securities	19.6%
U.S. Government Agency Mortgage-Backed Securities	10.6%
International Fixed-Income Securities	10.3%
Foreign Government Securities	5.3%
Non-Agency Mortgage-Backed Securities	1.4%
Asset-Backed Securities	1.3%
International Equity Securities	0.9%
Bank Loan Core Fund	1.5%
Cash Equivalents[2]	2.6%
Other Security Types[3,4]	0.0%
Derivative Contracts[4,5]	(0.0)%
Other Assets and Liabilities—Net[6]	3.1%
TOTAL	100%
Annual Shareholder Report

At November 30, 2020, the Fund’s sector composition7 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	15.7%
Financials	15.0%
Health Care	13.1%
Consumer Discretionary	12.5%
Industrials	10.8%
Communication Services	9.3%
Consumer Staples	8.5%
Utilities	4.9%
Real Estate	3.7%
Energy	3.4%
Materials	3.1%
Total	100%

1
See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies
(other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Other Security Types consist of purchased options.
4	Represents less than 0.1%.
5
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
7
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
November 30, 2020
Shares, Principal Amount or Contracts			Value
		COMMON STOCKS— 38.5%
		Communication Services— 3.7%
5,888	[1]	Alphabet, Inc., Class A	$10,329,907
209,537		AT&T, Inc.	6,024,189
170,067		Comcast Corp., Class A	8,544,166
8,925	[1]	Facebook, Inc.	2,471,957
64,616		Verizon Communications, Inc.	3,903,453
40,609		Walt Disney Co.	6,010,538
		TOTAL	37,284,210
		Consumer Discretionary— 5.0%
3,976	[1]	Amazon.com, Inc.	12,596,127
230,523		American Eagle Outfitters, Inc.	4,147,109
52,584		Aramark	1,840,440
162,229		Boyd Gaming Corp.	6,244,194
18,766		Home Depot, Inc.	5,205,876
89,241		Las Vegas Sands Corp.	4,971,616
58,992		Levi Strauss & Co.	1,084,863
11,527		McDonald’s Corp.	2,506,431
45,375		Pulte Group, Inc.	1,979,711
24,673		Target Corp.	4,429,544
121,289		Wyndham Destinations, Inc.	5,101,415
		TOTAL	50,107,326
		Consumer Staples— 3.8%
11,364		Constellation Brands, Inc., Class A	2,339,166
23,780		Costco Wholesale Corp.	9,316,291
71,788		Mondelez International, Inc.	4,124,220
40,920		Philip Morris International, Inc.	3,099,690
38,886		Procter & Gamble Co.	5,400,099
141,193		The Coca-Cola Co.	7,285,559
15,371		Walgreens Boots Alliance, Inc.	584,252
35,895		WalMart, Inc.	5,484,397
		TOTAL	37,633,674
		Energy— 1.5%
78,145		Chevron Corp.	6,812,681
64,238		ConocoPhillips	2,541,255
32,770		Phillips 66	1,985,207
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS— continued
		Energy— continued
71,452		Valero Energy Corp.	$3,841,974
		TOTAL	15,181,117
		Financials— 6.3%
324,111		Bank of America Corp.	9,126,966
4,133		BlackRock, Inc.	2,886,281
85,051		Capital One Financial Corp.	7,283,768
221,158		Citizens Financial Group, Inc.	7,223,020
20,104		Everest Re Group Ltd.	4,570,242
28,756		Goldman Sachs Group, Inc.	6,630,559
90,599		JPMorgan Chase & Co.	10,679,810
57,778		LPL Investment Holdings, Inc.	5,244,509
49,501		Reinsurance Group of America	5,706,475
9,239		S&P Global, Inc.	3,250,095
		TOTAL	62,601,725
		Health Care— 4.3%
33,068		Abbott Laboratories	3,578,618
33,770		AbbVie, Inc.	3,531,667
13,826		Eli Lilly & Co.	2,013,757
59,065	[1]	Horizon Therapeutics PLC	4,159,948
29,435		Johnson & Johnson	4,258,656
39,374		Medtronic PLC	4,476,824
26,371		Merck & Co., Inc.	2,119,965
58,699		Pfizer, Inc.	2,248,759
5,885		Thermo Fisher Scientific, Inc.	2,736,407
28,360		UnitedHealth Group, Inc.	9,538,602
27,495		Zimmer Biomet Holdings, Inc.	4,100,054
		TOTAL	42,763,257
		Industrials— 4.0%
281,636		General Electric Co.	2,867,054
12,531		Honeywell International, Inc.	2,555,321
98,354	[1]	Ingersoll-Rand, Inc.	4,354,132
35,857		Jacobs Engineering Group, Inc.	3,866,819
12,576		Parker-Hannifin Corp.	3,361,062
55,709		TransUnion	5,074,533
38,145		Union Pacific Corp.	7,784,632
21,136	[1]	United Rentals, Inc.	4,797,449
48,146	[1]	XPO Logistics, Inc.	5,136,215
		TOTAL	39,797,217
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS— continued
		Information Technology— 6.4%
32,980	[1]	Akamai Technologies, Inc.	$3,413,760
31,152		Analog Devices, Inc.	4,332,620
109,507		Apple, Inc.	13,036,808
50,645		Fidelity National Information Services, Inc.	7,516,224
100,670		Genpact Ltd.	4,092,235
12,073		Mastercard, Inc.	4,062,685
65,010		Microsoft Corp.	13,916,691
4,995		NVIDIA Corp.	2,677,620
38,909		NXP Semiconductors NV	6,163,964
23,637		Visa, Inc., Class A	4,972,043
		TOTAL	64,184,650
		Materials— 1.3%
40,237		DuPont de Nemours, Inc.	2,552,635
164,373		Freeport-McMoRan, Inc.	3,844,685
12,126		Linde PLC	3,109,349
26,083		PPG Industries, Inc.	3,828,202
		TOTAL	13,334,871
		Real Estate— 1.6%
25,813		Cyrusone, Inc.	1,804,587
3,644		Equinix, Inc.	2,542,747
81,388		Invitation Homes, Inc.	2,326,069
43,596		National Retail Properties, Inc.	1,643,569
45,815		ProLogis, Inc.	4,583,791
23,334		Sun Communities, Inc.	3,243,426
		TOTAL	16,144,189
		Utilities— 0.6%
26,498		Atmos Energy Corp.	2,540,893
38,746		NextEra Energy, Inc.	2,851,318
		TOTAL	5,392,211
		TOTAL COMMON STOCKS (IDENTIFIED COST $330,194,230)	384,424,447
		PREFERRED STOCKS— 5.7%
		Communication Services— 0.4%
3,000		2020 Cash Mandatory Exchangeable Trust, Conv. Pfd., 5.250%, 6/1/2023	3,644,100
		Consumer Discretionary— 0.5%
36,400		Aptiv PLC, Conv. Pfd., Series A, 5.500%, 6/15/2023, Annual Dividend $5.50	5,089,448
		Financials— 0.4%
30,640		Assurant, Inc., Conv. Pfd., 6.500%, 3/15/2021, Annual Dividend $6.50	3,765,656
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	PREFERRED STOCKS— continued
	Health Care— 1.5%
49,296	Avantor, Inc., Conv. Pfd., Series A, 6.250%, 5/15/2022, Annual Dividend $3.12	$4,256,217
50,000	Becton Dickinson & Co., Conv. Pfd., 6.000%, 6/1/2023, Annual Dividend $3.00	2,593,000
2,950	Danaher Corp., Conv. Pfd., Series A, 4.750%, 4/15/2022, Annual Dividend $47.50	4,545,625
73,991	Elanco Animal Health, Inc., Conv. Bond, 5.000%, 2/1/2023, Annual Dividend $2.50	3,511,613
	TOTAL	14,906,455
	Industrials— 0.8%
71,126	Stanley Black & Decker, Inc., Conv. Pfd., 5.250%, 11/15/2022, Annual Dividend $5.25	7,900,676
	Information Technology— 0.5%
3,700	Broadcom, Inc., Conv. Pfd., 8.000%, 9/30/2022, Annual Dividend $80.00	4,923,627
	Utilities— 1.6%
58,380	American Electric Power Co., Inc., Conv. Pfd., 6.125%, 3/15/2022, Annual Dividend $3.06	2,949,941
39,243	Dominion Energy, Inc., Conv. Pfd., 7.250%, 6/1/2022, Annual Dividend $7.25	3,943,922
59,953	Essential Utilities, Inc., Conv. Pfd., 6.000%, 4/30/2022, Annual Dividend $3.00	3,525,836
21,089	Sempra Energy, Conv. Pfd., 6.750%, 7/15/2021, Annual Dividend $6.75	2,181,024
69,188	Southern Co., Conv. Pfd., 6.750%, 8/1/2022, Annual Dividend $3.38	3,444,871
	TOTAL	16,045,594
	PREFERRED STOCKS (IDENTIFIED COST $48,756,223)	56,275,556
	CORPORATE BONDS— 4.5%
	Basic Industry - Chemicals— 0.0%
$ 175,000	Albemarle Corp., 4.150%, 12/1/2024	194,123
	Capital Goods - Aerospace & Defense— 0.2%
200,000	BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.400%, 4/15/2030	226,158
150,000	Boeing Co., Sr. Unsecd. Note, 2.950%, 2/1/2030	151,380
150,000	Boeing Co., Sr. Unsecd. Note, 3.625%, 2/1/2031	158,652
30,000	Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	30,787
320,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	357,838
50,000	Leidos, Inc., Unsecd. Note, 144A, 3.625%, 5/15/2025	55,672
130,000	Leidos Inc., Unsecd. Note, 144A, 4.375%, 5/15/2030	154,872
300,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	327,088
170,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	192,018
	TOTAL	1,654,465
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Capital Goods - Building Materials— 0.0%
$ 40,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	$44,062
180,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	197,243
	TOTAL	241,305
	Capital Goods - Construction Machinery— 0.0%
240,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	266,761
	Capital Goods - Diversified Manufacturing— 0.0%
125,000	General Electric Co., Sr. Unsecd. Note, 3.625%, 5/1/2030	140,283
50,000	Otis Worldwide Corp., Sr. Unsecd. Note, Series WI, 2.565%, 2/15/2030	53,738
60,000	Wabtec Corp., Sr. Unsecd. Note, 3.200%, 6/15/2025	64,356
95,000	Xylem, Inc., Sr. Unsecd. Note, 2.250%, 1/30/2031	100,241
	TOTAL	358,618
	Communications - Cable & Satellite— 0.1%
95,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	115,116
150,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 2.800%, 4/1/2031	158,807
150,000	Charter Communications, Inc., 4.200%, 3/15/2028	172,347
400,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	450,542
200,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	226,078
200,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	229,415
	TOTAL	1,352,305
	Communications - Media & Entertainment— 0.1%
50,000	Alphabet, Inc., Sr. Unsecd. Note, 1.900%, 8/15/2040	49,583
150,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.650%, 5/15/2050	184,712
135,000	Fox Corp, Sr. Unsecd. Note, Series WI, 4.709%, 1/25/2029	163,445
100,000	Omnicom Group, Inc., Sr. Unsecd. Note, 4.200%, 6/1/2030	120,659
150,000	ViacomCBS Inc., Sr. Unsecd. Note, 4.950%, 1/15/2031	186,382
40,000	Walt Disney Co., Sr. Unsecd. Note, 3.600%, 1/13/2051	47,442
45,000	Walt Disney Co., Sr. Unsecd. Note, 3.800%, 5/13/2060	55,804
	TOTAL	808,027
	Communications - Telecom Wireless— 0.1%
175,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	198,429
150,000	Crown Castle International Corp., Sr. Unsecd. Note, 5.200%, 2/15/2049	205,338
75,000	T-Mobile USA, Inc., Sec. Fac. Bond, 144A, 3.875%, 4/15/2030	86,111
40,000	T-Mobile USA, Inc., Sec. Fac. Bond, 144A, 4.500%, 4/15/2050	50,057
	TOTAL	539,935
	Communications - Telecom Wirelines— 0.1%
85,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	90,247
190,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	251,642
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Communications - Telecom Wirelines— continued
$ 150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	$192,005
206,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	284,263
	TOTAL	818,157
	Communications Equipment— 0.3%
3,569,488	Liberty Media Group, Conv. Bond, 3.500%, 1/15/2031	3,276,754
	Consumer Cyclical - Automotive— 0.1%
150,000	American Honda Finance Corp., Sr. Unsecd. Note, Series MTN, 0.875%, 7/7/2023	151,776
100,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	121,977
75,000	General Motors Co., Sr. Unsecd. Note, 6.125%, 10/1/2025	90,421
60,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 2/10/2023	61,906
50,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 10/15/2027	51,637
220,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	230,881
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 3.125%, 5/12/2023	211,412
	TOTAL	920,010
	Consumer Cyclical - Retailers— 0.1%
150,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, Series WI, 3.900%, 4/15/2030	172,596
150,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	176,355
70,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	84,282
250,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	338,319
200,000	Home Depot, Inc., Sr. Unsecd. Note, 2.500%, 4/15/2027	218,816
150,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	169,869
95,000	O’Reilly Automotive, Inc., Sr. Unsecd. Note, 1.750%, 3/15/2031	94,695
	TOTAL	1,254,932
	Consumer Cyclical - Services— 0.1%
200,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	230,307
150,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	181,505
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	89,239
	TOTAL	501,051
	Consumer Non-Cyclical - Food/Beverage— 0.2%
250,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc., Sr. Unsecd. Note, Series, 4.900%, 2/1/2046	327,058
150,000	Campbell Soup Co., Sr. Unsecd. Note, 2.375%, 4/24/2030	157,357
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	162,430
45,000	Constellation Brands, Inc., Sr. Unsecd. Note, 3.750%, 5/1/2050	53,030
200,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	219,064
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Food/Beverage— continued
$ 150,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 5.085%, 5/25/2048	$211,565
50,000	McCormick & Co., Inc., Sr. Unsecd. Note, 2.500%, 4/15/2030	53,708
70,000	Mondelez International, Inc., Sr. Unsecd. Note, 1.500%, 5/4/2025	72,529
200,000	PepsiCo, Inc., 2.750%, 4/30/2025	217,962
75,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.625%, 3/19/2050	95,088
95,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	108,729
	TOTAL	1,678,520
	Consumer Non-Cyclical - Health Care— 0.0%
55,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	57,449
55,000	Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	60,581
200,000	PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	223,896
35,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.133%, 3/25/2025	39,812
	TOTAL	381,738
	Consumer Non-Cyclical - Pharmaceuticals— 0.2%
435,000	AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	495,113
200,000	Amgen, Inc., Sr. Unsecd. Note, 2.450%, 2/21/2030	214,870
300,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	361,946
200,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.350%, 11/15/2047	272,956
175,000	Eli Lilly & Co., Sr. Unsecd. Note, 3.375%, 3/15/2029	203,612
135,000	Royalty Pharma PLC, Sr. Unsecd. Note, 144A, 1.750%, 9/2/2027	137,938
	TOTAL	1,686,435
	Consumer Non-Cyclical - Products— 0.0%
100,000	Procter & Gamble Co., Sr. Unsecd. Note, 3.000%, 3/25/2030	115,879
	Consumer Non-Cyclical - Supermarkets— 0.0%
100,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	128,188
	Consumer Non-Cyclical - Tobacco— 0.1%
115,000	Philip Morris International, Inc., Sr. Unsecd. Note, 2.100%, 5/1/2030	119,004
320,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	428,845
	TOTAL	547,849
	Diversified Financial Services— 0.5%
4,100,000	AXA SA, Conv. Bond, 144A, 7.250%, 5/15/2021	4,734,516
	Energy - Independent— 0.1%
280,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	315,768
300,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 1/15/2026	347,303
	TOTAL	663,071
	Energy - Integrated— 0.1%
300,000	Exxon Mobil Corp., Sr. Unsecd. Note, 3.482%, 3/19/2030	347,404
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Energy - Integrated— continued
$ 205,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	$254,456
	TOTAL	601,860
	Energy - Midstream— 0.1%
205,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	231,255
155,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	166,763
80,000	Energy Transfer Partners LP, Sr. Unsecd. Note, Series 30Y, 6.000%, 6/15/2048	90,063
150,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.700%, 1/31/2051	163,351
250,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	301,393
200,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	220,471
230,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	255,643
	TOTAL	1,428,939
	Energy - Refining— 0.0%
140,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	156,500
	Financial Institution - Banking— 0.9%
400,000	Bank of America Corp., Sr. Unsecd. Note, 2.592%, 4/29/2031	426,678
200,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	218,754
500,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	559,741
200,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	206,601
125,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	137,116
350,000	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	363,546
800,000	Citigroup, Inc., Sr. Unsecd. Note, 3.200%, 10/21/2026	888,177
250,000	Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.750%, 2/18/2026	285,176
250,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	277,940
200,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	234,755
80,000	FNB Corp. (PA), Sr. Unsecd. Note, 2.200%, 2/24/2023	81,111
500,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 4/1/2025	554,477
300,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	343,323
500,000	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	566,476
250,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.083%, 4/22/2026	262,175
150,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	170,334
600,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	688,207
400,000	Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	412,327
300,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.431%, 1/23/2030	365,653
350,000	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/9/2026	446,591
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Financial Institution - Banking— continued
$ 150,000	Northern Trust Corp., Sr. Unsecd. Note, 1.950%, 5/1/2030	$157,760
150,000	US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	150,757
210,000	Wells Fargo & Co., Sr. Unsecd. Note, 2.188%, 4/30/2026	220,048
550,000	Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	606,052
100,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	108,564
	TOTAL	8,732,339
	Financial Institution - Broker/Asset Mgr/Exchange— 0.0%
50,000	BlackRock, Inc., Sr. Unsecd. Note, 1.900%, 1/28/2031	52,155
50,000	Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	52,494
	TOTAL	104,649
	Financial Institution - Insurance - Life— 0.1%
200,000	AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.600%, 4/9/2029	226,622
150,000	American International Group, Inc., Sr. Unsecd. Note, 4.375%, 1/15/2055	192,639
200,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	269,974
340,000	Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	367,416
150,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 5/15/2044	196,238
	TOTAL	1,252,889
	Financial Institution - Insurance - P&C— 0.1%
89,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	97,384
250,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	439,946
60,000	Travelers Cos., Inc., Sr. Unsecd. Note, 2.550%, 4/27/2050	63,428
	TOTAL	600,758
	Financial Institution - REIT - Apartment— 0.1%
195,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	218,308
40,000	Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	44,062
250,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	271,236
150,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	151,553
	TOTAL	685,159
	Financial Institution - REIT - Healthcare— 0.0%
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	217,321
110,000	Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	115,382
	TOTAL	332,703
	Financial Institution - REIT - Office— 0.1%
130,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 1.875%, 2/1/2033	128,501
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Financial Institution - REIT - Office— continued
$ 300,000	Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	$358,071
	TOTAL	486,572
	Financial Institution - REIT - Other— 0.0%
115,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	129,429
	Financial Institution - REIT - Retail— 0.0%
160,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	181,547
	Technology— 0.2%
100,000	Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	116,233
75,000	Broadcom, Inc., Sr. Unsecd. Note, 4.700%, 4/15/2025	85,888
155,000	Dell International LLC / EMC Corp., Sec. Fac. Bond, 144A, 5.850%, 7/15/2025	184,665
135,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	144,603
200,000	Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	236,309
150,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	172,050
245,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	294,024
50,000	Micron Technology, Inc., Sr. Unsecd. Note, 2.497%, 4/24/2023	52,257
155,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	183,483
	TOTAL	1,469,512
	Technology Services— 0.0%
40,000	Global Payments, Inc., Sr. Unsecd. Note, 2.900%, 5/15/2030	43,741
	Transportation - Airlines— 0.2%
2,000,000	American Airlines Group, Inc., Conv. Bond, 6.500%, 7/1/2025	2,220,460
40,000	Southwest Airlines Co., Sr. Unsecd. Note, 4.750%, 5/4/2023	43,399
65,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	74,191
	TOTAL	2,338,050
	Transportation - Railroads— 0.0%
105,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.500%, 5/1/2050	115,781
65,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	70,471
	TOTAL	186,252
	Transportation - Services— 0.0%
200,000	FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	242,696
135,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 4.000%, 7/15/2025	152,822
	TOTAL	395,518
	Utility - Electric— 0.3%
85,000	Avangrid, Inc., Sr. Unsecd. Note, 3.200%, 4/15/2025	93,129
75,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	78,473
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS— continued
		Utility - Electric— continued
$ 300,000		Enel Finance International SA, Company Guarantee, 144A, 6.000%, 10/7/2039	$422,489
290,000		Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	326,087
80,000		FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	93,513
280,000		Kansas City Power and Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	354,812
230,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	245,956
130,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	167,371
150,000		Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 1/15/2025	163,214
300,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	333,816
175,000		Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	183,429
280,000		Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	321,076
		TOTAL	2,783,365
		Utility - Natural Gas— 0.0%
150,000		National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	168,464
250,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	293,708
		TOTAL	462,172
		TOTAL CORPORATE BONDS (IDENTIFIED COST $38,430,383)	44,494,593
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 1.4%
		Agency Commercial Mortgage-Backed Securities— 0.3%
1,025,000		Federal Home Loan Mortgage Corp. REMIC, Series K054, Class A2, 2.745%, 1/25/2026	1,123,036
600,000		Federal Home Loan Mortgage Corp. REMIC, Series K109, Class A2, 1.558%, 4/25/2030	621,860
996,063		FHLMC REMIC, Series K105, Class A1, 1.536%, 9/25/2029	1,022,438
		TOTAL	2,767,334
		Commercial Mortgage— 1.1%
875,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	1,040,454
1,225,000	[2]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	1,464,342
2,000,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 7/15/2051	2,373,705
400,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	450,048
1,000,000		Deutsche Bank Commercial Mortgage Trust 2016-C1, Class A4, 3.276%, 5/10/2049	1,103,276
2,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	2,209,514
550,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.694%, 3/15/2050	626,137
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES— continued
		Commercial Mortgage— continued
$ 2,000,000		Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.596%, 12/15/2049	$2,242,459
		TOTAL	11,509,935
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $13,043,108)	14,277,269
		WARRANT— 0.0%
		Materials— 0.0%
4,803	[1]	Hercules, Inc., 03/31/2029 (IDENTIFIED COST $0)	210,789
		PURCHASED PUT OPTIONS— 0.0%
2,300	[1]	American Eagle Outfitters, Inc., Notional Amount $4,137,700, Exercise Price $14.00, Expiration Date 12/18/2020 (IDENTIFIED COST $163,463)	17,250
		INVESTMENT COMPANIES— 50.3%
1,602,197		Bank Loan Core Fund	15,220,872
13,826,809		Emerging Markets Core Fund	142,001,331
13,240,385		Federated Mortgage Core Portfolio	133,198,273
33,737,925		High Yield Bond Portfolio	211,199,413
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $520,634,615)	501,619,889
		TOTAL INVESTMENT IN SECURITIES—100.4% (IDENTIFIED COST $951,222,022)[3]	1,001,319,793
		OTHER ASSETS AND LIABILITIES - NET—(0.4)%[4]	(3,796,773)
		TOTAL NET ASSETS—100.0%	$997,523,020
Annual Shareholder Report

At November 30, 2020, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Future:
[1]United States Treasury Notes 2-Year Long Futures	329	$72,660,164	March 2021	$22,442
Short Futures:
[1]United States Treasury Note 10-Year Ultra Short Futures	29	$4,556,625	March 2021	$5,101
[1]United States Treasury Notes 10-Year Short Futures	164	$22,660,188	March 2021	$(35,439)
[1]United States Treasury Notes 5-Year Short Futures	218	$27,474,812	March 2021	$(37,190)
[1]United States Treasury Ultra Bond Short Futures	52	$11,233,625	March 2021	$87,227
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$42,141
At November 30, 2020, the Fund had the following outstanding written options contracts:
Counterparty	Description	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
J.P. Morgan	American Eagle Outfitters, Inc. (CALL-Option)	$4,137,700	December 2020	$17.00	$(350,750)
J.P. Morgan	Wyndham Destinations, Inc. (CALL-Option)	$1,051,500	December 2020	$47.50	$(6,875)
J.P. Morgan	Wyndham Destinations, Inc. (CALL-Option)	$2,103,000	December 2020	$50.00	$(5,000)
Put Option:
J.P. Morgan	American Eagle Outfitters, Inc. (PUT-Option)	$4,137,700	December 2020	$12.00	$(11,500)
(Premiums Received $212,202)					$(374,125)
Net Unrealized Appreciation on Futures Contracts and the value of Written Option Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended November 30, 2020, were as follows:
Affiliates	Value as of 11/30/2019	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$16,450,617	$15,408,798	$(16,552,267)
Emerging Markets Core Fund	$164,729,073	$25,500,000	$(53,500,000)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$—	$296,869,123	$(296,873,485)
Federated Mortgage Core Portfolio	$143,343,847	$14,800,000	$(27,600,000)
High Yield Bond Portfolio	$237,905,129	$32,600,000	$(63,000,000)
TOTAL OF AFFILIATED TRANSACTIONS	$562,428,666	$385,177,921	$(457,525,752)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2020	Shares Held as of 11/30/2020	Dividend Income
$(238,543)	$152,267	$15,220,872	1,602,197	$437,368
$9,249,860	$(3,977,602)	$142,001,331	13,826,809	$7,665,445
$—	$4,362	$—	—	$29,690
$2,306,913	$347,513	$133,198,273	13,240,385	$3,871,239
$4,461,473	$(767,189)	$211,199,413	33,737,925	$12,038,713
$15,779,703	$(4,240,649)	$501,619,889	62,407,316	$24,042,455

1	Non-income-producing security.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	The cost of investments for federal tax purposes amounts to $937,096,302.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$370,674,310	$—	$—	$370,674,310
International	13,750,137	—	—	13,750,137
Preferred Stocks
Domestic	56,275,556	—	—	56,275,556
Debt Securities:
Corporate Bonds	—	44,494,593	—	44,494,593
Commercial Mortgage-Backed Securities	—	14,277,269	—	14,277,269
Warrant	—	210,789	—	210,789
Purchased Put Options	17,250	—	—	17,250
Investment Companies	501,619,889	—	—	501,619,889
TOTAL SECURITIES	$942,337,142	$58,982,651	$—	$1,001,319,793
Other Financial Instruments:
Assets
Futures Contracts	$114,770	$—	$—	$114,770
Liabilities
Futures Contracts	(72,629)	—	—	(72,629)
Written Options Contracts	(374,125)	—	—	(374,125)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(331,984)	$—	$—	$(331,984)

The following acronym(s) are used throughout this portfolio:
BKNT	—Bank Notes
FHLMC	—Federal Home Loan Mortgage Corporation
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.94	$7.64	$8.11	$7.61	$7.69
Income From Investment Operations:
Net investment income[1]	0.28	0.28	0.32	0.30	0.32
Net realized and unrealized gain (loss)	0.38	0.31	(0.46)	0.52	(0.04)
Total From Investment Operations	0.66	0.59	(0.14)	0.82	0.28
Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.33)	(0.32)	(0.36)
Net Asset Value, End of Period	$8.31	$7.94	$7.64	$8.11	$7.61
Total Return[2]	8.57%	7.89%	(1.79)%	10.94%	3.82%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.89%[4]
Net investment income	3.58%	3.66%	4.05%	3.80%	4.32%
Expense waiver/reimbursement[5]	0.19%	0.19%	0.18%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$426,630	$435,330	$487,934	$614,835	$824,013
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.89% for the year ended November 30, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.96	$7.65	$8.13	$7.63	$7.71
Income From Investment Operations:
Net investment income[1]	0.21	0.22	0.26	0.24	0.26
Net realized and unrealized gain (loss)	0.37	0.32	(0.47)	0.52	(0.04)
Total From Investment Operations	0.58	0.54	(0.21)	0.76	0.22
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.27)	(0.26)	(0.30)
Net Asset Value, End of Period	$8.32	$7.96	$7.65	$8.13	$7.63
Total Return[2]	7.51%	7.12%	(2.66)%	10.07%	3.02%
Ratios to Average Net Assets:
Net expenses[3]	1.73%	1.71%	1.64%	1.64%	1.65%[4]
Net investment income	2.75%	2.83%	3.28%	3.04%	3.55%
Expense waiver/reimbursement[5]	0.12%	0.13%	0.18%	0.18%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$47,036	$59,115	$69,110	$88,136	$92,748
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.65% for the year ended November 30, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.95	$7.64	$8.11	$7.61	$7.69
Income From Investment Operations:
Net investment income[1]	0.22	0.22	0.26	0.24	0.26
Net realized and unrealized gain (loss)	0.36	0.32	(0.46)	0.52	(0.04)
Total From Investment Operations	0.58	0.54	(0.20)	0.76	0.22
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.27)	(0.26)	(0.30)
Net Asset Value, End of Period	$8.31	$7.95	$7.64	$8.11	$7.61
Total Return[2]	7.53%	7.15%	(2.55)%	10.09%	3.03%
Ratios to Average Net Assets:
Net expenses[3]	1.71%	1.69%	1.64%	1.64%	1.65%[4]
Net investment income	2.77%	2.84%	3.29%	3.04%	3.56%
Expense waiver/reimbursement[5]	0.12%	0.12%	0.17%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$252,421	$335,247	$423,771	$599,819	$784,221
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.65% for the year ended November 30, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.94	$7.63	$8.11	$7.60	$7.69
Income From Investment Operations:
Net investment income[1]	0.28	0.28	0.32	0.30	0.32
Net realized and unrealized gain (loss)	0.36	0.32	(0.47)	0.53	(0.05)
Total From Investment Operations	0.64	0.60	(0.15)	0.83	0.27
Less Distributions:
Distributions from net investment income	(0.28)	(0.29)	(0.33)	(0.32)	(0.36)
Net Asset Value, End of Period	$8.30	$7.94	$7.63	$8.11	$7.60
Total Return[2]	8.44%	8.02%	(1.93)%	11.08%	3.67%
Ratios to Average Net Assets:
Net expenses[3]	0.89%	0.89%	0.89%	0.89%	0.90%[4]
Net investment income	3.57%	3.65%	4.04%	3.79%	4.30%
Expense waiver/reimbursement[5]	0.18%	0.17%	0.17%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$121,891	$133,595	$152,820	$184,305	$197,858
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.90% for the year ended November 30, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.95	$7.65	$8.12	$7.62	$7.70
Income From Investment Operations:
Net investment income[1]	0.27	0.27	0.31	0.28	0.30
Net realized and unrealized gain (loss)	0.37	0.31	(0.46)	0.52	(0.04)
Total From Investment Operations	0.64	0.58	(0.15)	0.80	0.26
Less Distributions:
Distributions from net investment income	(0.27)	(0.28)	(0.32)	(0.30)	(0.34)
Net Asset Value, End of Period	$8.32	$7.95	$7.65	$8.12	$7.62
Total Return[2]	8.37%	7.68%	(1.99)%	10.69%	3.54%
Ratios to Average Net Assets:
Net expenses[3]	1.03%	1.07%	1.09%	1.09%	1.13%[4]
Net investment income	3.45%	3.48%	3.84%	3.60%	4.08%
Expense waiver/reimbursement[5]	0.37%	0.36%	0.35%	0.35%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,066	$1,085	$1,076	$1,123	$1,175
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.13% for the year ended November 30, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.95	$7.65	$8.12	$7.62	$7.70
Income From Investment Operations:
Net investment income[1]	0.30	0.30	0.34	0.32	0.34
Net realized and unrealized gain (loss)	0.37	0.31	(0.46)	0.52	(0.04)
Total From Investment Operations	0.67	0.61	(0.12)	0.84	0.30
Less Distributions:
Distributions from net investment income	(0.30)	(0.31)	(0.35)	(0.34)	(0.38)
Net Asset Value, End of Period	$8.32	$7.95	$7.65	$8.12	$7.62
Total Return[2]	8.84%	8.15%	(1.54)%	11.20%	4.07%
Ratios to Average Net Assets:
Net expenses[3]	0.63%	0.63%	0.63%	0.63%	0.64%[4]
Net investment income	3.84%	3.90%	4.30%	4.04%	4.57%
Expense waiver/reimbursement[5]	0.20%	0.18%	0.17%	0.17%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$148,479	$177,672	$252,899	$310,996	$302,660
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.64% for the year ended November 30, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesNovember 30, 2020

Assets:
Investment in securities, at value including $501,619,889 of investment in affiliated holdings* (identified cost $951,222,022)	$1,001,319,793
Cash denominated in foreign currencies (identified cost $84,218)	83,973
Due from broker (Note 2)	828,345
Income receivable	1,790,972
Income receivable from affiliated holdings	1,844,314
Receivable for investments sold	61,728
Receivable for shares sold	243,134
Receivable for variation margin on futures contracts	4,870
Total Assets	1,006,177,129
Liabilities:
Payable for investments purchased	4,689,703
Payable for shares redeemed	1,148,497
Written options outstanding (premium $212,202), at value	374,125
Bank overdraft	1,705,553
Income distribution payable	128,323
Payable for investment adviser fee (Note 5)	12,960
Payable for administrative fee (Note 5)	2,138
Payable for distribution services fee (Note 5)	183,640
Payable for other service fees (Notes 2 and 5)	157,867
Accrued expenses (Note 5)	251,303
Total Liabilities	8,654,109
Net assets for 120,040,835 shares outstanding	$997,523,020
Net Assets Consist of:
Paid-in capital	$1,189,880,360
Total distributable earnings (loss)	(192,357,340)
Total Net Assets	$997,523,020
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($426,629,550 ÷ 51,349,631 shares outstanding), no par value, unlimited shares authorized	$8.31
Offering price per share (100/94.50 of $8.31)	$8.79
Redemption proceeds per share	$8.31
Class B Shares:
Net asset value per share ($47,036,047 ÷ 5,650,341 shares outstanding), no par value, unlimited shares authorized	$8.32
Offering price per share	$8.32
Redemption proceeds per share (94.50/100 of $8.32)	$7.86
Class C Shares:
Net asset value per share ($252,420,996 ÷ 30,371,766 shares outstanding), no par value, unlimited shares authorized	$8.31
Offering price per share	$8.31
Redemption proceeds per share (99.00/100 of $8.31)	$8.23
Class F Shares:
Net asset value per share ($121,890,997 ÷ 14,686,696 shares outstanding), no par value, unlimited shares authorized	$8.30
Offering price per share (100/99.00 of $8.30)	$8.38
Redemption proceeds per share (99.00/100 of $8.30)	$8.22
Class R Shares:
Net asset value per share ($1,065,933 ÷ 128,090 shares outstanding), no par value, unlimited shares authorized	$8.32
Offering price per share	$8.32
Redemption proceeds per share	$8.32
Institutional Shares:
Net asset value per share ($148,479,497 ÷ 17,854,311 shares outstanding), no par value, unlimited shares authorized	$8.32
Offering price per share	$8.32
Redemption proceeds per share	$8.32

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended November 30, 2020

Investment Income:
Dividends (including $24,042,455 received from affiliated holdings* and net of foreign taxes withheld of $221,398)	$42,592,220
Interest	2,477,241
TOTAL INCOME	45,069,461
Expenses:
Investment adviser fee (Note 5)	6,101,869
Administrative fee (Note 5)	798,139
Custodian fees	105,894
Transfer agent fees (Note 2)	969,231
Directors’/Trustees’ fees (Note 5)	6,190
Auditing fees	33,990
Legal fees	15,113
Portfolio accounting fees	204,056
Distribution services fee (Note 5)	2,499,739
Other service fees (Notes 2 and 5)	2,152,310
Share registration costs	94,784
Printing and postage	85,726
Miscellaneous (Note 5)	32,995
TOTAL EXPENSES	13,100,036
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(1,215,637)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(497,277)
TOTAL WAIVERS AND REIMBURSEMENTS	(1,712,914)
Net expenses	11,387,122
Net investment income	33,682,339
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Futures Contracts, Written Options and Swap Contracts:
Net realized gain on investments (including net realized loss of $(4,240,649) on sales of investments in affiliated holdings*)	$9,981,248
Net realized gain on foreign currency transactions	95,441
Net realized loss on futures contracts	(8,606,562)
Net realized loss on written options	(2,113,714)
Net realized gain on swap contracts	822,316
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $15,779,703 on investments in affiliated holdings*)	38,919,646
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	27,440
Net change in unrealized depreciation of futures contracts	143,450
Net change in unrealized depreciation of written options	(268,478)
Net change in unrealized depreciation of swap contracts	12,173
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, written options and swap contracts	39,012,960
Change in net assets resulting from operations	$72,695,299

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,682,339	$42,319,932
Net realized gain (loss)	178,729	(25,283,141)
Net change in unrealized appreciation/depreciation	38,834,231	71,834,740
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	72,695,299	88,871,531
Distributions to Shareholders:
Class A Shares	(14,879,294)	(17,087,708)
Class B Shares	(1,421,950)	(1,834,752)
Class C Shares	(7,929,195)	(10,820,959)
Class F Shares	(4,476,932)	(5,291,056)
Class R Shares	(35,390)	(36,139)
Institutional Shares	(5,950,712)	(7,955,048)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(34,693,473)	(43,025,662)
Share Transactions:
Proceeds from sale of shares	84,859,820	90,614,389
Net asset value of shares issued to shareholders in payment of distributions declared	32,889,483	40,751,113
Cost of shares redeemed	(300,271,292)	(422,778,626)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(182,521,989)	(291,413,124)
Change in net assets	(144,520,163)	(245,567,255)
Net Assets:
Beginning of period	1,142,043,183	1,387,610,438
End of period	$997,523,020	$1,142,043,183
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2020
1. ORGANIZATION
Federated Hermes Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Hermes Capital Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
Class B Shares are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Income Securities Trust and Federated Capital Income Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $1,712,914 is disclosed in this Note 2 and Note 5. For the year ended November 30, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$380,965	$(301,995)
Class B Shares	55,715	—
Class C Shares	269,998	—
Class F Shares	112,584	(73,680)
Class R Shares	1,695	—
Institutional Shares	148,274	(119,037)
TOTAL	$969,231	$(494,712)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,016,957
Class B Shares	127,148
Class C Shares	704,388
Class F Shares	303,817
TOTAL	$2,152,310
Federal Income Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon
Annual Shareholder Report

entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or a specified amount of cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to seek to manage sector/asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2020, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $3,692,308. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2020, the Fund had no outstanding foreign exchange contracts.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to manage duration, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $87,536,572 and $46,394,937, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage security, market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund’s Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $800,046 and $15,785, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $323,354 and $152,406, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$42,141*		$—
Equity contracts		—	Written options outstanding, at value	374,125
Equity contracts	Purchased options, within Investment in securities at value	17,250		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$59,391		$374,125

*
Includes cumulative net appreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(6,325,579)	$—	$—	$(6,325,579)
Equity contracts	—	(2,280,983)	(1,015,156)	(2,113,714)	(5,409,853)
Credit contracts	822,316	—	—	—	822,316
TOTAL	$822,316	$(8,606,562)	$(1,015,156)	$(2,113,714)	$(10,913,116)

1	The net realized loss on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Options Contracts[2]	Written Options Contracts	Total
Interest rate contracts	$—	$143,450	$—	$—	$143,450
Equity contracts	—	—	1,347,728	(268,478)	1,079,250
Credit contracts	12,173	—	—	—	12,173
TOTAL	$12,173	$143,450	$1,347,728	$(268,478)	$1,234,873

2	The net change in unrealized depreciation of Purchased Options Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,902,350	$53,831,261	4,921,649	$37,796,161
Shares issued to shareholders in payment of distributions declared	1,841,268	14,280,481	2,127,782	16,451,657
Shares redeemed	(12,195,453)	(94,461,596)	(16,129,108)	(124,395,784)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,451,835)	$(26,349,854)	(9,079,677)	$(70,147,966)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	33,201	$258,409	71,972	$553,233
Shares issued to shareholders in payment of distributions declared	169,265	1,315,520	219,176	1,697,026
Shares redeemed	(1,980,544)	(15,419,070)	(1,895,330)	(14,684,598)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,778,078)	$(13,845,141)	(1,604,182)	$(12,434,339)
Annual Shareholder Report

	Year Ended 11/30/2020		Year Ended 11/30/2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,014,827	$7,912,944	1,886,689	$14,369,442
Shares issued to shareholders in payment of distributions declared	980,771	7,612,410	1,330,544	10,282,244
Shares redeemed	(13,818,776)	(107,131,359)	(16,495,816)	(127,045,343)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(11,823,178)	$(91,606,005)	(13,278,583)	$(102,393,657)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	500,935	$3,680,288	674,315	$5,109,164
Shares issued to shareholders in payment of distributions declared	547,988	4,243,904	650,464	5,022,147
Shares redeemed	(3,197,163)	(24,762,013)	(4,517,007)	(34,866,713)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(2,148,240)	$(16,837,821)	(3,192,228)	$(24,735,402)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	47,153	$374,448	28,235	$220,040
Shares issued to shareholders in payment of distributions declared	3,017	23,450	3,717	28,783
Shares redeemed	(58,497)	(471,432)	(36,301)	(278,342)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(8,327)	$(73,534)	(4,349)	$(29,519)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,399,419	$18,802,470	4,239,320	$32,566,349
Shares issued to shareholders in payment of distributions declared	697,818	5,413,718	940,353	7,269,256
Shares redeemed	(7,588,143)	(58,025,822)	(15,913,884)	(121,507,846)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,490,906)	$(33,809,634)	(10,734,211)	$(81,672,241)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(23,700,564)	$(182,521,989)	(37,893,230)	$(291,413,124)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$34,693,473	$43,025,662
Annual Shareholder Report

As of November 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$958,661
Net unrealized appreciation	$63,064,374
Capital loss carryforwards	$(256,380,375)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, mark to market of futures contracts, straddle loss deferrals, convertible debt and partnership adjustments.
At November 30, 2020, the cost of investments for federal tax purposes was $937,096,302. The net unrealized appreciation of investments for federal tax purposes was $63,065,142. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $95,177,764 and net unrealized depreciation from investments for those securities having an excess of cost over value of $32,112,622. The amounts presented are inclusive of derivative contracts.
As of November 30, 2020, the Fund had a capital loss carryforward of $256,380,375 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$256,380,375	$—	$256,380,375
At November 30, 2020, for federal income tax purposes, the Fund had $996,426 in straddle loss deferrals.
The Fund used capital loss carryforwards of $6,062,838 to offset capital gains realized during the year ended November 30, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2020, the Adviser voluntarily waived $1,212,529 of its fee and voluntarily reimbursed $494,712 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2020, the Adviser reimbursed $3,108.
Annual Shareholder Report

Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2020, the Sub-Adviser earned a fee of $1,347,872.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$381,445	$—
Class C Shares	2,113,164	—
Class R Shares	5,130	(2,565)
TOTAL	$2,499,739	$(2,565)
For the year ended November 30, 2020, the Fund’s Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2020, FSC retained $426,506 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2020, FSC retained $33,464 in sales charges from the sale of Class A Shares. FSC also retained $79,410, $6,316 and $16,311 of CDSC relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2020, FSSC received $155,052 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.73%, 1.72%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to February 1, 2021, the Fee Limit for the Class C Shares was 1.71%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report

Interfund Transactions
During the year ended November 30, 2020, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $134,675. Net realized gain recognized on these transactions was $22,405.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2020, were as follows:
Purchases	$742,600,575
Sales	$926,647,358
7. Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2020, the Fund had no outstanding loans. During the year ended November 30, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2020, there were no outstanding loans. During the year ended November 30, 2020, the program was not utilized.
Annual Shareholder Report

9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2020, 32.65% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2020, 30.79% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Hermes Income Securities Trust and Shareholders of Federated Hermes Capital Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes Capital Income Fund (formerly, Federated Capital Income Fund) (the “Fund”), a portfolio of Federated Hermes Income Securities Trust (formerly, Federated Income Securities Trust), as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
January 25, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,116.10	$4.66
Class B Shares	$1,000	$1,109.80	$9.07
Class C Shares	$1,000	$1,110.00	$9.02
Class F Shares	$1,000	$1,114.70	$4.71
Class R Shares	$1,000	$1,115.00	$[2]5.29
Institutional Shares	$1,000	$1,117.30	$3.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.60	$4.45
Class B Shares	$1,000	$1,016.40	$8.67
Class C Shares	$1,000	$1,016.45	$8.62
Class F Shares	$1,000	$1,020.55	$4.50
Class R Shares	$1,000	$1,020.00	$[2]5.05
Institutional Shares	$1,000	$1,021.85	$3.18

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.88%
Class B Shares	1.72%
Class C Shares	1.71%
Class F Shares	0.89%
Class R Shares	1.00%
Institutional Shares	0.63%

2
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Class R Shares current Fee Limit of 1.13% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by 183/
366 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-
year period) would be $5.97 and $5.71, respectively.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised seven portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity
firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-
Green has held the positions of: Director, Auberle; Director, Epilepsy
Foundation of Western and Central Pennsylvania; Director, Ireland
Institute of Pittsburgh; Director, Saint Thomas More Society; Director
and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.;
Director, Pennsylvania Bar Institute; Director, St. Vincent College;
Director and Chair, North Catholic High School, Inc.; and Director and
Vice Chair, Our Campaign for the Church Alive!, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Capital Income Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES CAPITAL INCOME FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Investment Management Company with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund
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and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
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The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss
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the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
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the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board. Although the Board considered information comparing the Fund’s performance to that of the relevant Performance Peer Group, the Board concluded that, in light of the recent changes to the Fund, additional time is required to evaluate the Adviser’s performance in managing the Fund under its new mandate.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
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investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Annual Shareholder Report

Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for
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purposes of reporting to the Board in connection with the continuation of the Contracts. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any
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applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Income Securities Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Capital Income Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Capital Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $238,390

Fiscal year ended 2019 - $222,080

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $4,000

Fiscal year ended 2019 - $0

Fiscal year ended 2020- Audit consent for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $46,864 and $30,141 respectively. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $120,725

Fiscal year ended 2019 - $666,067

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2021